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EXHIBIT 10.43


                       TERMINATION Of CONSULTING AGREEMENT
                                 AMENDMENT NO. I

JDK & Associates, Inc.
19800 MacArthur Boulevard, Suite 990
Irvine, California 92612

Please take notice that The RiceX Company ("RiceX") hereby elects to terminate the CONSULTING AGREEMENT AMENDMENT NO. 1 ("Consulting Agreement") dated as of October 20,1999, by and between RiceX and JDK & Associates, Inc. This termination is given pursuant to paragraph I of the Consulting Agreement and shall be effective sixty (60) days after the date hereof.

DATED: February 17,2000

                                                    THE RICEX COMPANY

                                                   /s/Daniel L. McPeak

By:

DANIEL L. MCPEAK, SR.
                                                              Chairman and CEO